Exhibit 99.1

Tenneco Reports Second Quarter 2016 Results

  Revenue growth continuing to outpace industry production
  Record-high second quarter EBIT
  Year-over-year margin expansion
  Record-high second quarter EPS

LAKE FOREST, Ill.--(BUSINESS WIRE)--July 29, 2016--Tenneco (NYSE: TEN) reported second quarter net income of $86 million, or $1.49 per diluted share, compared with $78 million, or $1.26 per share in second quarter 2015, an improvement of 18% on a per share basis. Adjusted net income rose to $102 million, or $1.78 per diluted share, versus $86 million or $1.39 per share last year, representing EPS growth of 28% versus last year. The earnings per share results represent new record highs for the second quarter.

Revenue

Total revenue in the second quarter was $2.2 billion, up 4% year-over-year, driven by light vehicle revenue growth led by Europe, China and India. Total light vehicle revenue grew 6%, commercial truck and off-highway revenue declined 1% and global aftermarket revenue was 4% lower versus a year ago.

On a constant currency basis, Tenneco’s revenue in the quarter was $2.3 billion, an increase of 6% versus last year, outpacing global aggregate industry production growth of 3%. On a constant currency basis, light vehicle revenue grew 9%, commercial truck and off-highway revenue grew 1% and global aftermarket revenue was even with strong revenues a year ago.

"Our strong performance exceeded our outlook for revenue growth in excess of industry production and delivered another quarter of margin improvement," said Gregg Sherrill, Tenneco Chairman and CEO. “At the mid-point for the year, I'm pleased with our execution on growth strategies for both Clean Air and Ride Performance and with our improved profitability as we continue to launch new content and drive greater process discipline throughout our business.”

EBIT

Second quarter EBIT (earnings before interest, taxes and noncontrolling interests) increased 14% to $177 million, a record-high for the quarter, versus $155 million last year.

Adjusted EBIT rose 12% to $182 million, also a record high for the quarter, compared with $162 million a year ago.

Second quarter EBIT was driven by higher light vehicle revenue in both the Clean Air and Ride Performance product lines, commercial truck and off-highway Clean Air content growth and operational cost improvements, and includes $11 million in negative currency.

Adjusted second quarter 2016 and 2015 results

(millions except per share amounts)	Q2 2016				Q2 2015
	EBITDA*	EBIT	Net income attributable to Tenneco Inc.	Per Share	EBITDA*	EBIT	Net income attributable to Tenneco Inc.	Per Share
Earnings Measures	$229	$177	$86	$1.49	$206	$155	$78	$1.26

Adjustments (reflects non-GAAP measures):
Restructuring and related expenses	5	5	4	0.06	7	7	6	0.10
Costs related to refinancing	-	-	10	0.18	-	-	-	-
Net tax adjustments	-	-	2	0.05	-	-	2	0.03

Non-GAAP earnings measures	$234	$182	$102	$1.78	$213	$162	$86	$1.39

* EBITDA including noncontrolling interests (EBIT before depreciation and amortization)
In addition to the items set forth above, the tables at the end of this press release reconcile GAAP to non-GAAP results.

Second quarter EBIT margin

In the second quarter 2016, Tenneco EBIT as a percent of revenue was 8.0%, an improvement of 70 basis points year-over-year, and adjusted EBIT as a percent of value-add revenue increased by 90 basis points to 10.8%.

	Q2 2016	Q2 2015

EBIT as a percent of revenue	8.0%	7.3%
EBIT as a percent of value-add revenue	10.5%	9.5%

Adjusted EBIT as a percent of revenue	8.2%	7.6%
Adjusted EBIT as a percent of value-add revenue	10.8%	9.9%

EBIT margin improvement was driven mainly by stronger light vehicle volumes, Clean Air content growth with commercial truck and off-highway customers and operational cost improvements in both product lines.

Cash

Cash generated by operations in the quarter was $129 million, consistent with last year, on strong working capital management.

During the quarter the company repurchased approximately 773,000 shares of common stock for $41 million. Since announcing its share repurchase program in 2015, Tenneco has repurchased a total of 5.4 million shares of common stock for $270 million, representing 9% of shares outstanding at that time.

OUTLOOK

(Note: all forward looking revenue estimates reflect constant currency.)

In the third quarter, Tenneco expects to outpace aggregate industry production by 2 percentage points resulting in total revenue growth of 7% compared with a year ago. Aggregate industry production is forecast to grow 5%* in the third quarter, including an increase in global light vehicle production of 5% and a 1% decline in combined commercial truck and off-highway industry production.

Tenneco’s expected revenue growth in the third quarter will be driven by stronger global light vehicle volumes including new launches and the ramp up on recently launched platforms, and a solid contribution from the global aftermarket. Commercial truck and off-highway revenue is expected to be roughly in line with industry production.

For the full year, the company continues to expect to outpace aggregate industry production by 3% for total revenue growth of 6% year-over-year, with a fourth quarter outpace similar to the third quarter.

Tenneco also expects continued year-over-year adjusted margin expansion for the remainder of the year. Year-to-date, EBIT as a percent of revenue has increased 30 basis points, and adjusted EBIT as a percent of value-add revenue has increased 60 basis points.

In addition to reconfirming the 2016 revenue outlook, Tenneco has secured the necessary future business, including incremental platforms and content, to outpace industry production in 2017 and 2018, as indicated in the company’s January 2016 revenue expectations.

“Tenneco is in a strong position to further accelerate profitable growth. With business secured to meet our 2017 and 2018 estimates for outgrowing industry production, we’re focused on future opportunities and highly confident in our ability to continue delivering growth that outpaces industry production,” said Sherrill. “Margins continue to expand and we’re generating strong cash flow and returning value to shareholders through stock repurchases.”

*Aggregate Industry Production: IHS Automotive July 2016 global light vehicle production forecasts, Power Systems Research (PSR) July 2016 forecast for global commercial truck and buses, PSR off-highway engine production in North America and Europe and Tenneco estimates.

Attachment 1
Statements of Income – 3 Months
Statements of Income – 6 Months
Balance Sheets
Statements of Cash Flows – 3 Months
Statements of Cash Flows – 6 Months

Attachment 2
Reconciliation of GAAP Net Income to EBITDA including noncontrolling interests – 3 Months
Reconciliation of GAAP to Non-GAAP Earnings Measures – 3 Months
Reconciliation of GAAP Net Income to EBITDA including noncontrolling interests – 6 Months
Reconciliation of GAAP to Non-GAAP Earnings Measures – 6 Months
Reconciliation of GAAP Revenue to Non-GAAP Revenue Measures – 3 Months
Reconciliation of GAAP Revenue to Non-GAAP Revenue Measures – 6 Months
Reconciliation of GAAP Revenue to Non-GAAP Revenue Measures – 3 Months and 6 months
Reconciliation of Non-GAAP Measures – Debt Net of Cash/Adjusted LTM EBITDA including noncontrolling interests
Reconciliation of GAAP Revenue to Non-GAAP Revenue Measures – Original Equipment and Aftermarket Revenue – 3 Months and 6 months
Reconciliation of GAAP Revenue and Earnings to Non-GAAP Revenue and Earnings Measures – 3 Months
Reconciliation of GAAP Revenue and Earnings to Non-GAAP Revenue and Earnings Measures – 6 Months
Reconciliation of GAAP Revenue to Non-GAAP Revenue Measures – Original Equipment Commercial Truck, Off-Highway and other revenues – 3 Months and 6 months

CONFERENCE CALL

The company will host a conference call on Friday, July 29, 2016 at 8:30 a.m. ET. The dial-in number is 800-988-9663 (domestic) or 517-308-9192 (international). The passcode is TENNECO. The call and accompanying slides will be available on the financial section of the Tenneco web site at www.tenneco.com. A recording of the call will be available one hour following completion of the call on July 29, 2016 through August 29, 2016. To access this recording, dial 866-481-4961 (domestic) or 203-369-1557 (international). The purpose of the call is to discuss the company’s operations for the second fiscal quarter of 2016, as well as provide updated information regarding matters impacting the company’s outlook.

Tenneco is an $8.2 billion global manufacturing company with headquarters in Lake Forest, Illinois and approximately 30,000 employees worldwide. Tenneco is one of the world’s largest designers, manufacturers and marketers of clean air and ride performance products and systems for automotive and commercial vehicle original equipment markets and the aftermarket. Tenneco’s principal brand names are Monroe®, Walker®, XNOx™ and Clevite®Elastomers.

Revenue estimates in this release are based on OE manufacturers’ programs that have been formally awarded to the company; programs where Tenneco is highly confident that it will be awarded business based on informal customer indications consistent with past practices; and Tenneco’s status as supplier for the existing program and its relationship with the customer. These revenue estimates are also based on anticipated vehicle production levels and pricing, including precious metals pricing and the impact of material cost changes. Unless otherwise indicated, our revenue estimate methodology does not attempt to forecast currency fluctuations, and accordingly, reflects constant currency. For certain additional assumptions upon which these estimates are based, see the slides accompanying the July 29, 2016 webcast, which will be available on the financial section of the Tenneco website at www.tenneco.com.

This press release contains forward-looking statements. Words such as “may,” “expects,” “anticipate,” ”projects,” “will,” “outlook” and similar expressions identify forward-looking statements. These forward-looking statements are based on the current expectations of the company (including its subsidiaries). Because these forward-looking statements involve risks and uncertainties, the company's plans, actions and actual results could differ materially. Among the factors that could cause these plans, actions and results to differ materially from current expectations are:

(i) general economic, business and market conditions;

(ii) the company’s ability to source and procure needed materials, components and other products and services in accordance with customer demand and at competitive prices;

(iii) the cost and outcome of existing and any future claims, legal proceedings, or investigations, including, but not limited to, any of the foregoing arising in connection with the ongoing global antitrust investigation, product performance, product safety or intellectual property rights;

(iv) changes in capital availability or costs, including increases in the company's costs of borrowing (i.e., interest rate increases), the amount of the company's debt, the ability of the company to access capital markets at favorable rates, and the credit ratings of the company’s debt;

(v) changes in consumer demand, prices and the company’s ability to have our products included on top selling vehicles, including any shifts in consumer preferences to lower margin vehicles, for which we may or may not have supply arrangements;

(vi) changes in automotive and commercial vehicle manufacturers' production rates and their actual and forecasted requirements for the company's products such as the significant production cuts during recent years by automotive manufacturers in response to difficult economic conditions;

(vii) the overall highly competitive nature of the automobile and commercial vehicle parts industries, and any resultant inability to realize the sales represented by the company’s awarded book of business which is based on anticipated pricing and volumes over the life of the applicable program;

(viii) the loss of any of our large original equipment manufacturer (“OEM”) customers (on whom we depend for a substantial portion of our revenues), or the loss of market shares by these customers if we are unable to achieve increased sales to other OEMs or any change in customer demand due to delays in the adoption or enforcement of worldwide emissions regulations;

(ix) the company's continued success in cost reduction and cash management programs and its ability to execute restructuring and other cost reduction plans, including our current European cost reduction initiatives, and to realize anticipated benefits from these plans;

(x) economic, exchange rate and political conditions in the countries where we operate or sell our products;

(xi) workforce factors such as strikes or labor interruptions;

(xii) increases in the costs of raw materials, including the company’s ability to successfully reduce the impact of any such cost increases through materials substitutions, cost reduction initiatives, customer recovery and other methods;

(xiii) the negative impact of fuel price volatility on transportation and logistics costs, raw material costs, discretionary purchases of vehicles or aftermarket products, and demand for off-highway equipment;

(xiv) the cyclical nature of the global vehicular industry, including the performance of the global aftermarket sector and longer product lives of automobile parts;

(xv) product warranty costs;

(xvi) the failure or breach of our information technology systems and the consequences that such failure or breach may have to our business;

(xvii) the company's ability to develop and profitably commercialize new products and technologies, and the acceptance of such new products and technologies by the company's customers and the market;

(xviii) changes by the Financial Accounting Standards Board or other accounting regulatory bodies to authoritative generally accepted accounting principles or policies;

(xix) changes in accounting estimates and assumptions, including changes based on additional information;

(xx) the impact of the extensive, increasing and changing laws and regulations to which we are subject, including environmental laws and regulations, which may result in our incurrence of environmental liabilities in excess of the amount reserved;

(xxi) natural disasters, acts of war and/or terrorism and the impact of these occurrences or acts on economic, financial, industrial and social condition, including, without limitation, with respect to supply chains and customer demand in the countries where the company operates; and

(xxii) the timing and occurrence (or non-occurrence) of transactions and events which may be subject to circumstances beyond the control of the company and its subsidiaries.

The company undertakes no obligation to update any forward-looking statement to reflect events or circumstances after the date of this press release. Additional information regarding these risk factors and uncertainties is detailed from time to time in the company's SEC filings, including but not limited to its annual report on Form 10-K for the year ended December 31, 2015.

ATTACHMENT 1
TENNECO INC. AND CONSOLIDATED SUBSIDIARIES
STATEMENTS OF INCOME
Unaudited
THREE MONTHS ENDED JUNE 30,
(Millions except per share amounts)

	2016		2015
Net sales and operating revenues
Clean Air Division - Value-add revenues	$1,033		$966
Clean Air Division - Substrate sales	519		495
Ride Performance Division - Value-add revenues	660		669
	$2,212		$2,130

Costs and expenses
Cost of sales (exclusive of depreciation and amortization shown below)	1,810	(a)	1,764	(d)
Engineering, research and development	37		38
Selling, general and administrative	134	(a)	121	(d)
Depreciation and amortization of other intangibles	52		51
Total costs and expenses	2,033		1,974

Loss on sale of receivables	(1)		(1)
Other income (expense)	(1)		-
Total other income (expense)	(2)		(1)

Earnings before interest expense, income taxes,
and noncontrolling interests
Clean Air Division	134	(a)	107	(d)
Ride Performance Division	72	(a)	71	(d)
Other	(29)		(23)
	177		155

Interest expense (net of interest capitalized)	34	(b)	17
Earnings before income taxes and noncontrolling interests	143		138

Income tax expense	40	(c)	47	(e)
Net income	103		91

Less: Net income attributable to noncontrolling interests	17		13
Net income attributable to Tenneco Inc.	$86		$78

Weighted average common shares outstanding:
Basic	56.9		60.8
Diluted	57.3		61.4

Earnings per share of common stock:
Basic	$1.51		$1.27
Diluted	$1.49		$1.26
(a) Includes restructuring and related charges of $5 million pre-tax, $4 million after tax or $0.06 per diluted share. Of the amount, $3 million is recorded in cost of sales and $2 million is recorded in selling, general and administrative expenses. $1 million is recorded in the Clean Air Division and $4 million is recorded in the Ride Performance Division.

(b) Includes pre-tax expenses of $16 million, $10 million after tax or $0.18 per diluted share for costs related to refinancing activities.

(c) Includes net tax adjustments of $2 million or $0.05 per diluted share for tax adjustments to prior year estimates.

(d) Includes restructuring and related charges of $7 million pre-tax, $6 million after tax or $0.10 per diluted share. Of the amount, $6 million is recorded in cost of sales and $1 million is recorded in selling, general and administrative expenses. $1 million is recorded in the Clean Air Division and $6 million is recorded in the Ride Performance Division.

(e) Includes net tax adjustments of $2 million or $0.03 per diluted share for tax adjustments to prior year estimates.

ATTACHMENT 1
TENNECO INC. AND CONSOLIDATED SUBSIDIARIES
STATEMENTS OF INCOME
Unaudited
SIX MONTHS JUNE 30,
(Millions except per share amounts)

	2016		2015
Net sales and operating revenues
Clean Air Division - Value-add revenues	$2,038		$1,907
Clean Air Division - Substrate sales	1,029		959
Ride Performance Division - Value-add revenues	1,281		1,287
	$4,348		$4,153

Costs and expenses
Cost of sales (exclusive of depreciation and amortization shown below)	3,580	(a)	3,450	(d)
Engineering, research and development	76		79
Selling, general and administrative	281	(a)	246	(d)
Depreciation and amortization of other intangibles	106	(a)	101
Total costs and expenses	4,043		3,876

Loss on sale of receivables	(2)		(2)
Other income (expense)	(2)	(a)	-
Total other income (expense)	(4)		(2)

Earnings before interest expense, income taxes,
and noncontrolling interests
Clean Air Division	245	(a)	198	(d)
Ride Performance Division	121	(a)	124	(d)
Other	(65)		(47)
	301		275

Interest expense (net of interest capitalized)	52	(b)	33
Earnings before income taxes and noncontrolling interests	249		242

Income tax expense	74	(c)	88	(e)
Net income	175		154

Less: Net income attributable to noncontrolling interests	32		27
Net income attributable to Tenneco Inc.	$143		$127

Weighted average common shares outstanding:
Basic	57.0		60.9
Diluted	57.4		61.5

Earnings per share of common stock:
Basic	$2.50		$2.08
Diluted	$2.49		$2.06
(a) Includes restructuring and related charges of $19 million pre-tax, $17 million after tax or $0.29 per diluted share. Of the amount, $6 million is recorded in cost of sales, $8 million is recorded in selling, general and administrative expenses, $3 million is recorded in depreciation and amortization and $2 million is recorded in other income (expense). $1 million is recorded in the Clean Air Division and $18 million is recorded in the Ride Performance Division.

(b) Includes pre-tax expenses of $16 million, $10 million after tax or $0.18 per diluted share for costs related to refinancing activities.

(c) Includes net tax adjustments of $1 million or $0.01 per diluted share for tax adjustments to prior year estimates.

(d) Includes restructuring and related charges of $12 million pre-tax, $10 million after tax or $0.17 per diluted share. Of the amount, $10 million is recorded in cost of sales and $2 million is recorded in selling, general and administrative expenses. $3 million is recorded in the Clean Air Division and $9 million is recorded in the Ride Performance Division.

(e) Includes net tax adjustments of $3 million or $0.04 per diluted share for tax adjustments to prior year estimates.

ATTACHMENT 1
TENNECO INC. AND CONSOLIDATED SUBSIDIARIES
BALANCE SHEETS
(Unaudited)
(Millions)

	June 30, 2016		December 31, 2015

Assets

Cash and cash equivalents	$311		$287

Restricted cash	3		1

Receivables, net	1,287	(a)	1,112	(a)

Inventories	738		682

Other current assets	265		229

Investments and other assets	393		413

Plant, property, and equipment, net	1,279		1,243

Total assets	$4,276		$3,967

Liabilities and Shareholders' Equity

Short-term debt	$78		$86

Accounts payable	1,438		1,376

Accrued taxes	46		37

Accrued interest	4		4

Other current liabilities	298		291

Long-term debt	1,282	(b)	1,124	(b)

Deferred income taxes	9		7

Deferred credits and other liabilities	497		524

Redeemable noncontrolling interests	28		43

Tenneco Inc. shareholders' equity	541		433

Noncontrolling interests	55		42

Total liabilities, redeemable noncontrolling interests
and shareholders' equity	$4,276		$3,967

	June 30, 2016		December 31, 2015
(a) Accounts Receivables net of:
Europe - Accounts receivables securitization programs	$222		$174

	June 30, 2016		December 31, 2015
(b) Long term debt composed of:
Borrowings against revolving credit facilities	$107		$105
Term loan A (Due 2019)	278		285
6.875% senior notes (Due 2020)	175		500
5.000% senior notes (Due 2026)	500		-
5.375% senior notes (Due 2024)	225		225
Other long term debt	(3)		9
	$1,282		$1,124

ATTACHMENT 1
Tenneco Inc. and Consolidated Subsidiaries
Statements of Cash Flows
(Unaudited)
(Millions)

	Three Months Ended
	June 30,
	2016	2015

Operating activities:
Net income	$103	$91
Adjustments to reconcile net income
to net cash provided by operating activities -
Depreciation and amortization of other intangibles	52	51
Stock-based compensation	3	3
Deferred income taxes	10	(7)
Loss on sale of assets	1	1
Changes in components of working capital-
(Inc.)/dec. in receivables	(19)	(26)
(Inc.)/dec. in inventories	2	13
(Inc.)/dec. in prepayments and other current assets	(16)	4
Inc./(dec.) in payables	6	(14)
Inc./(dec.) in accrued taxes	(6)	10
Inc./(dec.) in accrued interest	(12)	(12)
Inc./(dec.) in other current liabilities	-	20
Changes in long-term assets	1	(1)
Changes in long-term liabilities	3	1
Other	1	(2)
Net cash provided by operating activities	129	132

Investing activities:
Proceeds from sale of assets	2	1
Cash payments for plant, property & equipment	(71)	(73)
Cash payments for software-related intangible assets	(3)	(3)
Change in restricted cash	(1)	(2)
Net cash used by investing activities	(73)	(77)

Financing activities:
Issuance of common shares	6	5
Purchase of common stock under the share repurchase program	(41)	(33)
Tax impact from stock-based compensation	1	3
Issuance of long-term debt	501	-
Debt issuance costs on long-term debt	(8)	(1)
Retirement of long-term debt	(344)	(17)
Net inc./(dec.) in bank overdrafts	(2)	(3)
Net inc./(dec.) in revolver borrowings and short-term debt excluding current maturities on
long-term debt and short-term borrowings secured by accounts receivable	(168)	(26)
Net inc./(dec.) in short-term debt secured by accounts receivable	(30)	-
Distribution to noncontrolling interest partners	(27)	(22)
Net cash used by financing activities	(112)	(94)

Effect of foreign exchange rate changes on cash and
cash equivalents	(7)	1

Decrease in cash and cash equivalents	(63)	(38)
Cash and cash equivalents, April 1	374	288
Cash and cash equivalents, June 30	$311	$250

Supplemental Cash Flow Information
Cash paid during the period for interest (net of interest capitalized)	$42	$29
Cash paid during the period for income taxes (net of refunds)	37	35

Non-cash Investing and Financing Activities
Retirement of obligation and exchange of property
Period ended balance of payables for plant, property, and equipment	$35	$41

ATTACHMENT 1
Tenneco Inc. and Consolidated Subsidiaries
Statements of Cash Flows
(Unaudited)
(Millions)

	Six Months Ended
	June 30,
	2016	2015

Operating activities:
Net income	$175	$154
Adjustments to reconcile net income
to net cash provided by operating activities -
Depreciation and amortization of other intangibles	106	101
Stock-based compensation	10	9
Deferred income taxes	13	(13)
Loss on sale of assets	1	1
Changes in components of working capital-
(Inc.)/dec. in receivables	(179)	(220)
(Inc.)/dec. in inventories	(49)	(46)
(Inc.)/dec. in prepayments and other current assets	(35)	(3)
Inc./(dec.) in payables	62	63
Inc./(dec.) in accrued taxes	9	22
Inc./(dec.) in accrued interest	-	1
Inc./(dec.) in other current liabilities	(17)	18
Changes in long-term assets	4	1
Changes in long-term liabilities	(2)	(2)
Other	2	(4)
Net cash provided by operating activities	100	82

Investing activities:
Proceeds from sale of assets	3	2
Cash payments for plant, property & equipment	(139)	(150)
Cash payments for software-related intangible assets	(9)	(8)
Change in restricted cash	(2)	1
Net cash used by investing activities	(147)	(155)

Financing activities:
Issuance of common shares	4	5
Purchase of common stock under the share repurchase program	(57)	(44)
Tax impact from stock-based compensation	1	6
Issuance of long-term debt	506	-
Debt issuance costs on long-term debt	(8)	(1)
Retirement of long-term debt	(348)	(21)
Net inc./(dec.) in bank overdrafts	5	(11)
Net inc./(dec.) in revolver borrowings and short-term debt excluding current maturities on
long-term debt and short-term borrowings secured by accounts receivable	25	85
Net inc./(dec.) in short-term debt secured by accounts receivable	(30)	50
Distribution to noncontrolling interest partners	(27)	(22)
Net cash provided by financing activities	71	47

Effect of foreign exchange rate changes on cash and
cash equivalents	-	(6)

Increase (Decrease) in cash and cash equivalents	24	(32)
Cash and cash equivalents, January 1	287	282
Cash and cash equivalents, June 30	$311	$250

Supplemental Cash Flow Information
Cash paid during the period for interest (net of interest capitalized)	$48	$33
Cash paid during the period for income taxes (net of refunds)	58	35

Non-cash Investing and Financing Activities
Retirement of obligation and exchange of property
Period ended balance of payables for plant, property, and equipment	$35	$41

ATTACHMENT 2
TENNECO INC.
RECONCILIATION OF GAAP(1) NET INCOME TO EBITDA INCLUDING NONCONTROLLING INTERESTS (2)
Unaudited
(Millions)

	Q2 2016
	Clean Air Division				Ride Performance Division
	North America	Europe, SA & India	Asia Pacific	Total	North America	Europe, SA & India	Asia Pacific	Total	Other	Total
Net income attributable to Tenneco Inc.										$86

Net income attributable to noncontrolling interests										17

Net income										103

Income tax expense										40

Interest expense (net of interest capitalized)										34

EBIT, Earnings before interest expense, income taxes and noncontrolling interests (GAAP measure)	$66	$29	$39	$134	$48	$12	$12	$72	$(29)	177

Depreciation and amortization of other intangibles	17	11	6	34	8	8	2	18	-	52

Total EBITDA including noncontrolling interests (2)	$83	$40	$45	$168	$56	$20	$14	$90	$(29)	$229

	Q2 2015
	Clean Air Division				Ride Performance Division
	North America	Europe, SA & India	Asia Pacific	Total	North America	Europe, SA & India	Asia Pacific	Total	Other	Total
Net income attributable to Tenneco Inc.										$78

Net income attributable to noncontrolling interests										13

Net income										91

Income tax expense										47

Interest expense (net of interest capitalized)										17

EBIT, Earnings before interest expense, income taxes and noncontrolling interests (GAAP measure)	$67	$12	$28	$107	$51	$12	$8	$71	$(23)	155

Depreciation and amortization of other intangibles	17	10	6	33	9	7	2	18	-	51

Total EBITDA including noncontrolling interests (2)	$84	$22	$34	$140	$60	$19	$10	$89	$(23)	$206
(1) Generally Accepted Accounting Principles

(2) EBITDA including noncontrolling interests represents income before interest expense, income taxes, noncontrolling interests and depreciation and amortization. EBITDA including noncontrolling interests is not a calculation based upon generally accepted accounting principles. The amounts included in the EBITDA including noncontrolling interests calculation, however, are derived from amounts included in the historical statements of income data. In addition, EBITDA including noncontrolling interests should not be considered as an alternative to net income (loss) attributable to Tenneco Inc. or operating income as an indicator of the company's operating performance, or as an alternative to operating cash flows as a measure of liquidity. Tenneco has presented EBITDA including noncontrolling interests because it regularly reviews EBITDA including noncontrolling interests as a measure of the company's performance. In addition, Tenneco believes its investors utilize and analyze the company's EBITDA including noncontrolling interests for similar purposes. Tenneco also believes EBITDA including noncontrolling interests assists investors in comparing a company's performance on a consistent basis without regard to depreciation and amortization, which can vary significantly depending upon many factors. However, the EBITDA including noncontrolling interests measure presented may not always be comparable to similarly titled measures reported by other companies due to differences in the components of the calculation.

ATTACHMENT 2
TENNECO INC.
RECONCILIATION OF GAAP(1) TO NON-GAAP EARNINGS MEASURES(2)
Unaudited
(Millions except per share amounts)

			Q2 2016				Q2 2015
			EBITDA (3)	EBIT	Net income attributable to Tenneco Inc.	Per Share	EBITDA (3)	EBIT	Net income attributable to Tenneco Inc.	Per Share
Earnings Measures			$229	$177	$86	$1.49	$206	$155	$78	$1.26

Adjustments (reflect non-GAAP measures):
Restructuring and related expenses			5	5	4	0.06	7	7	6	0.10
Costs related to refinancing			-	-	10	0.18	-	-	-	-
Net tax adjustments			-	-	2	0.05	-	-	2	0.03

Non-GAAP earnings measures			$234	$182	$102	$1.78	$213	$162	$86	$1.39

	Q2 2016
	Clean Air Division				Ride Performance Division
	North America	Europe, SA & India	Asia Pacific	Total	North America	Europe, SA & India	Asia Pacific	Total	Other	Total
EBIT	$66	$29	$39	$134	$48	$12	$12	$72	$(29)	$177
Restructuring and related expenses	-	1	-	1	1	3	-	4	-	5
Adjusted EBIT	$66	$30	$39	$135	$49	$15	$12	$76	$(29)	$182

	Q2 2015
	Clean Air Division				Ride Performance Division
	North America	Europe, SA & India	Asia Pacific	Total	North America	Europe, SA & India	Asia Pacific	Total	Other	Total
EBIT	$67	$12	$28	$107	$51	$12	$8	$71	$(23)	$155
Restructuring and related expenses	-	1	-	1	1	4	1	6	-	7
Adjusted EBIT	$67	$13	$28	$108	$52	$16	$9	$77	$(23)	$162
(1) Generally Accepted Accounting Principles

(2) Tenneco presents the above reconciliation of GAAP to non-GAAP earnings measures primarily to reflect the results in a manner that allows a better understanding of the results of operational activities separate from the financial impact of decisions made for the long-term benefit of the company and other items impacting comparability between the periods. Adjustments similar to the ones reflected above have been recorded in earlier periods, and similar types of adjustments can reasonably be expected to be recorded in future periods. Using only the non-GAAP earnings measures to analyze earnings would have material limitations because its calculation is based on the subjective determinations of management regarding the nature and classification of events and circumstances that investors may find material. Management compensates for these limitations by utilizing both GAAP and non-GAAP earnings measures reflected above to understand and analyze the results of the business. The company believes investors find the non-GAAP information helpful in understanding the ongoing performance of operations separate from items that may have a disproportionate positive or negative impact on the company's financial results in any particular period.

(3) EBITDA including noncontrolling interests represents income before interest expense, income taxes, noncontrolling interests and depreciation and amortization. EBITDA including noncontrolling interests is not a calculation based upon generally accepted accounting principles. The amounts included in the EBITDA including noncontrolling interests calculation, however, are derived from amounts included in the historical statements of income data. In addition, EBITDA including noncontrolling interests should not be considered as an alternative to net income (loss) attributable to Tenneco Inc. or operating income as an indicator of the company's operating performance, or as an alternative to operating cash flows as a measure of liquidity. Tenneco has presented EBITDA including noncontrolling interests because it regularly reviews EBITDA including noncontrolling interests as a measure of the company's performance. In addition, Tenneco believes its investors utilize and analyze the company's EBITDA including noncontrolling interests for similar purposes. Tenneco also believes EBITDA including noncontrolling interests assists investors in comparing a company's performance on a consistent basis without regard to depreciation and amortization, which can vary significantly depending upon many factors. However, the EBITDA including noncontrolling interests measure presented may not always be comparable to similarly titled measures reported by other companies due to differences in the components of the calculation.

ATTACHMENT 2
TENNECO INC.
RECONCILIATION OF GAAP(1) NET INCOME TO EBITDA INCLUDING NONCONTROLLING INTERESTS (2)
Unaudited
(Millions)

	YTD 2016
	Clean Air Division				Ride Performance Division
	North America	Europe, SA & India	Asia Pacific	Total	North America	Europe, SA & India	Asia Pacific	Total	Other	Total
Net income attributable to Tenneco Inc.										$143

Net income attributable to noncontrolling interests										32

Net income										175

Income tax expense										74

Interest expense (net of interest capitalized)										52

EBIT, Earnings before interest expense, income taxes and noncontrolling interests (GAAP measure)	$128	$45	$72	$245	$90	$8	$23	$121	$(65)	301

Depreciation and amortization of other intangibles	32	21	13	66	17	19	4	40	-	106

Total EBITDA including noncontrolling interests (2)	$160	$66	$85	$311	$107	$27	$27	$161	$(65)	$407

	YTD 2015
	Clean Air Division				Ride Performance Division
	North America	Europe, SA & India	Asia Pacific	Total	North America	Europe, SA & India	Asia Pacific	Total	Other	Total
Net income attributable to Tenneco Inc.										$127

Net income attributable to noncontrolling interests										27

Net income										154

Income tax expense										88

Interest expense (net of interest capitalized)										33

EBIT, Earnings before interest expense, income taxes and noncontrolling interests (GAAP measure)	$121	$22	$55	$198	$86	$20	$18	$124	$(47)	275

Depreciation and amortization of other intangibles	34	20	12	66	17	15	3	35	-	101

Total EBITDA including noncontrolling interests (2)	$155	$42	$67	$264	$103	$35	$21	$159	$(47)	$376
(1) Generally Accepted Accounting Principles

(2) EBITDA including noncontrolling interests represents income before interest expense, income taxes, noncontrolling interests and depreciation and amortization. EBITDA including noncontrolling interests is not a calculation based upon generally accepted accounting principles. The amounts included in the EBITDA including noncontrolling interests calculation, however, are derived from amounts included in the historical statements of income data. In addition, EBITDA including noncontrolling interests should not be considered as an alternative to net income (loss) attributable to Tenneco Inc. or operating income as an indicator of the company's operating performance, or as an alternative to operating cash flows as a measure of liquidity. Tenneco has presented EBITDA including noncontrolling interests because it regularly reviews EBITDA including noncontrolling interests as a measure of the company's performance. In addition, Tenneco believes its investors utilize and analyze the company's EBITDA including noncontrolling interests for similar purposes. Tenneco also believes EBITDA including noncontrolling interests assists investors in comparing a company's performance on a consistent basis without regard to depreciation and amortization, which can vary significantly depending upon many factors. However, the EBITDA including noncontrolling interests measure presented may not always be comparable to similarly titled measures reported by other companies due to differences in the components of the calculation.

ATTACHMENT 2
TENNECO INC.
RECONCILIATION OF GAAP(1) TO NON-GAAP EARNINGS MEASURES(2)
Unaudited
(Millions except per share amounts)

			YTD 2016				YTD 2015
			EBITDA (3)	EBIT	Net income attributable to Tenneco Inc.	Per Share	EBITDA (3)	EBIT	Net income attributable to Tenneco Inc.	Per Share
Earnings Measures			$407	$301	$143	$2.49	$376	$275	$127	$2.06

Adjustments (reflect non-GAAP measures):
Restructuring and related expenses			16	19	17	0.29	12	12	10	0.17
Costs related to refinancing			-	-	10	0.18	-	-	-	-
Net tax adjustments			-	-	(1)	(0.01)	-	-	3	0.04

Non-GAAP earnings measures			$423	$320	$169	$2.95	$388	$287	$140	$2.27

	YTD 2016
	Clean Air Division				Ride Performance Division
	North America	Europe, SA & India	Asia Pacific	Total	North America	Europe, SA & India	Asia Pacific	Total	Other	Total
EBIT	$128	$45	$72	$245	$90	$8	$23	$121	$(65)	$301
Restructuring and related expenses	-	1	-	1	1	17	-	18	-	19
Adjusted EBIT	$128	$46	$72	$246	$91	$25	$23	$139	$(65)	$320

	YTD 2015
	Clean Air Division				Ride Performance Division
	North America	Europe, SA & India	Asia Pacific	Total	North America	Europe, SA & India	Asia Pacific	Total	Other	Total
EBIT	$121	$22	$55	$198	$86	$20	$18	$124	$(47)	$275
Restructuring and related expenses	-	2	1	3	1	7	1	9	-	12
Adjusted EBIT	$121	$24	$56	$201	$87	$27	$19	$133	$(47)	$287
(1) Generally Accepted Accounting Principles

(2) Tenneco presents the above reconciliation of GAAP to non-GAAP earnings measures primarily to reflect the results in a manner that allows a better understanding of the results of operational activities separate from the financial impact of decisions made for the long-term benefit of the company and other items impacting comparability between the periods. Adjustments similar to the ones reflected above have been recorded in earlier periods, and similar types of adjustments can reasonably be expected to be recorded in future periods. Using only the non-GAAP earnings measures to analyze earnings would have material limitations because its calculation is based on the subjective determinations of management regarding the nature and classification of events and circumstances that investors may find material. Management compensates for these limitations by utilizing both GAAP and non-GAAP earnings measures reflected above to understand and analyze the results of the business. The company believes investors find the non-GAAP information helpful in understanding the ongoing performance of operations separate from items that may have a disproportionate positive or negative impact on the company's financial results in any particular period.

(3) EBITDA including noncontrolling interests represents income before interest expense, income taxes, noncontrolling interests and depreciation and amortization. EBITDA including noncontrolling interests is not a calculation based upon generally accepted accounting principles. The amounts included in the EBITDA including noncontrolling interests calculation, however, are derived from amounts included in the historical statements of income data. In addition, EBITDA including noncontrolling interests should not be considered as an alternative to net income (loss) attributable to Tenneco Inc. or operating income as an indicator of the company's operating performance, or as an alternative to operating cash flows as a measure of liquidity. Tenneco has presented EBITDA including noncontrolling interests because it regularly reviews EBITDA including noncontrolling interests as a measure of the company's performance. In addition, Tenneco believes its investors utilize and analyze the company's EBITDA including noncontrolling interests for similar purposes. Tenneco also believes EBITDA including noncontrolling interests assists investors in comparing a company's performance on a consistent basis without regard to depreciation and amortization, which can vary significantly depending upon many factors. However, the EBITDA including noncontrolling interests measure presented may not always be comparable to similarly titled measures reported by other companies due to differences in the components of the calculation.

ATTACHMENT 2
TENNECO INC.
RECONCILIATION OF GAAP (1) REVENUE TO NON-GAAP REVENUE MEASURES (2)
Unaudited
(Millions)

	Q2 2016
				Currency	Value-add
				Impact on	Revenues
		Substrate	Value-add	Value-add	excluding
	Revenues	Sales	Revenues	Revenues	Currency
Clean Air Division
North America	$771	$273	$498	$(1)	$499
Europe, South America & India	528	190	338	(14)	352
Asia Pacific	253	56	197	(10)	207
Total Clean Air Division	1,552	519	1,033	(25)	1,058

Ride Performance Division
North America	323	-	323	(4)	327
Europe, South America & India	276	-	276	(16)	292
Asia Pacific	61	-	61	(3)	64
Total Ride Performance Division	660	-	660	(23)	683

Total Tenneco Inc.	$2,212	$519	$1,693	$(48)	$1,741

	Q2 2015
				Currency	Value-add
				Impact on	Revenues
		Substrate	Value-add	Value-add	excluding
	Revenues	Sales	Revenues	Revenues	Currency
Clean Air Division
North America	$746	$269	$477	$-	$477
Europe, South America & India	471	170	301	-	301
Asia Pacific	244	56	188	-	188
Total Clean Air Division	1,461	495	966	-	966

Ride Performance Division
North America	360	-	360	-	360
Europe, South America & India	252	-	252	-	252
Asia Pacific	57	-	57	-	57
Total Ride Performance Division	669	-	669	-	669

Total Tenneco Inc.	$2,130	$495	$1,635	$-	$1,635
(1) Generally Accepted Accounting Principles

(2) Tenneco presents the above reconciliation of revenues in order to reflect value-add revenues separately from the effects of doing business in currencies other than the U.S. dollar. Additionally, substrate sales include precious metals pricing, which may be volatile. Substrate sales occur when, at the direction of its OE customers, Tenneco purchases catalytic converters or components thereof from suppliers, uses them in its manufacturing processes and sells them as part of the completed system. While Tenneco original equipment customers assume the risk of this volatility, it impacts reported revenue. Excluding substrate sales removes this impact. Tenneco uses this information to analyze the trend in revenues before these factors. Tenneco believes investors find this information useful in understanding period to period comparisons in the company's revenues.

ATTACHMENT 2
TENNECO INC.
RECONCILIATION OF GAAP (1) REVENUE TO NON-GAAP REVENUE MEASURES (2)
Unaudited
(Millions)

	YTD 2016
				Currency	Value-add
				Impact on	Revenues
		Substrate	Value-add	Value-add	excluding
	Revenues	Sales	Revenues	Revenues	Currency
Clean Air Division
North America	$1,536	$544	$992	$(1)	$993
Europe, South America & India	1,011	367	644	(34)	678
Asia Pacific	520	118	402	(19)	421
Total Clean Air Division	3,067	1,029	2,038	(54)	2,092

Ride Performance Division
North America	646	-	646	(8)	654
Europe, South America & India	513	-	513	(40)	553
Asia Pacific	122	-	122	(7)	129
Total Ride Performance Division	1,281	-	1,281	(55)	1,336

Total Tenneco Inc.	$4,348	$1,029	$3,319	$(109)	$3,428

	YTD 2015
				Currency	Value-add
				Impact on	Revenues
		Substrate	Value-add	Value-add	excluding
	Revenues	Sales	Revenues	Revenues	Currency
Clean Air Division
North America	$1,430	$509	$921	$-	$921
Europe, South America & India	928	334	594	-	594
Asia Pacific	508	116	392	-	392
Total Clean Air Division	2,866	959	1,907	-	1,907

Ride Performance Division
North America	691	-	691	-	691
Europe, South America & India	482	-	482	-	482
Asia Pacific	114	-	114	-	114
Total Ride Performance Division	1,287	-	1,287	-	1,287

Total Tenneco Inc.	$4,153	$959	$3,194	$-	$3,194
(1) Generally Accepted Accounting Principles

(2) Tenneco presents the above reconciliation of revenues in order to reflect value-add revenues separately from the effects of doing business in currencies other than the U.S. dollar. Additionally, substrate sales include precious metals pricing, which may be volatile. Substrate sales occur when, at the direction of its OE customers, Tenneco purchases catalytic converters or components thereof from suppliers, uses them in its manufacturing processes and sells them as part of the completed system. While Tenneco original equipment customers assume the risk of this volatility, it impacts reported revenue. Excluding substrate sales removes this impact. Tenneco uses this information to analyze the trend in revenues before these factors. Tenneco believes investors find this information useful in understanding period to period comparisons in the company's revenues.

ATTACHMENT 2
TENNECO INC.
RECONCILIATION OF GAAP REVENUE TO NON-GAAP REVENUE MEASURES
Unaudited
(Millions except percents)

	Q2 2016 vs. Q2 2015 $ Change and % Change Increase (Decrease)
	Revenues	% Change	Value-add Revenues Excluding Currency	% Change
Clean Air Division
North America	$25	3%	$22	5%
Europe, South America & India	57	12%	51	17%
Asia Pacific	9	4%	19	10%
Total Clean Air Division	91	6%	92	10%

Ride Performance Division
North America	(37)	(10%)	(33)	(9%)
Europe, South America & India	24	10%	40	16%
Asia Pacific	4	7%	7	12%
Total Ride Performance Division	(9)	(1%)	14	2%

Total Tenneco Inc.	$82	4%	$106	6%

	YTD Q2 2016 vs. YTD Q2 2015 $ Change and % Change Increase (Decrease)
	Revenues	% Change	Value-add Revenues Excluding Currency	% Change
Clean Air Division
North America	$106	7%	$72	8%
Europe, South America & India	83	9%	84	14%
Asia Pacific	12	2%	29	7%
Total Clean Air Division	201	7%	185	10%

Ride Performance Division
North America	(45)	(7%)	(37)	(5%)
Europe, South America & India	31	6%	71	15%
Asia Pacific	8	7%	15	13%
Total Ride Performance Division	(6)	0%	49	4%

Total Tenneco Inc.	$195	5%	$234	7%

ATTACHMENT 2
TENNECO INC.
RECONCILIATION OF NON-GAAP MEASURES
Debt net of cash / Adjusted LTM EBITDA including noncontrolling interests
Unaudited
(Millions except ratios)

		Quarter Ended June 30,

		2016		2015

Total debt		$1,360		$1,230

Total cash		314		252

Debt net of cash balances (1)		$1,046		$978

Adjusted LTM EBITDA including noncontrolling interests (2) (3)		$820		$780

Ratio of debt net of cash balances to adjusted LTM EBITDA including noncontrolling interests (4)		1.3x		1.3x

	Q3 15	Q4 15	Q1 16	Q2 16	Q2 16 LTM

Net income attributable to Tenneco Inc.	$52	$68	$57	$86	$263

Net income attributable to noncontrolling interests	14	15	15	17	61

Income tax expense	34	27	34	40	135

Interest expense (net of interest capitalized)	16	18	18	34	86

EBIT, Earnings before interest expense, income taxes and noncontrolling interests (GAAP measure)	116	128	124	177	545

Depreciation and amortization of other intangibles	53	49	54	52	208

Total EBITDA including noncontrolling interests (2)	169	177	178	229	753

Restructuring and related expenses	31	16	11	5	63

Pension charges (6)	-	4	-	-	4

Total Adjusted EBITDA including noncontrolling interest (3)	$200	$197	$189	$234	$820

	Q3 14	Q4 14	Q1 15	Q2 15	Q2 15 LTM

Net income attributable to Tenneco Inc.	$78	$21	$49	$78	$226

Net income attributable to noncontrolling interests	11	15	14	13	53

Income tax expense	31	14	41	47	133

Interest expense (net of interest capitalized)	20	33	16	17	86

EBIT, Earnings before interest expense, income taxes and noncontrolling interests (GAAP measure)	140	83	120	155	498

Depreciation and amortization of other intangibles	52	53	50	51	206

Total EBITDA including noncontrolling interests (2)	192	136	170	206	704

Restructuring and related expenses	8	20	5	7	40

Bad debt charge (5)	4	-	-	-	4

Pension/Postretirement charges (6)	-	32	-	-	32

Total Adjusted EBITDA including noncontrolling interest (3)	$204	$188	$175	$213	$780

(1) Tenneco presents debt net of cash balances because management believes it is a useful measure of Tenneco's credit position and progress toward reducing leverage. The calculation is limited in that the company may not always be able to use cash to repay debt on a dollar-for-dollar basis.

(2) EBITDA including noncontrolling interests represents income before interest expense, income taxes, noncontrolling interests and depreciation and amortization. EBITDA including noncontrolling interests is not a calculation based upon generally accepted accounting principles. The amounts included in the EBITDA including noncontrolling interests calculation, however, are derived from amounts included in the historical statements of income data. In addition, EBITDA including noncontrolling interests should not be considered as an alternative to net income (loss) attributable to Tenneco Inc. or operating income as an indicator of the company's operating performance, or as an alternative to operating cash flows as a measure of liquidity. Tenneco has presented EBITDA including noncontrolling interests because it regularly reviews EBITDA including noncontrolling interests as a measure of the company's performance. In addition, Tenneco believes its investors utilize and analyze the company's EBITDA including noncontrolling interests for similar purposes. Tenneco also believes EBITDA including noncontrolling interests assists investors in comparing a company's performance on a consistent basis without regard to depreciation and amortization, which can vary significantly depending upon many factors. However, the EBITDA including noncontrolling interests measure presented may not always be comparable to similarly titled measures reported by other companies due to differences in the components of the calculation.

(3) Adjusted EBITDA including noncontrolling interests is presented in order to reflect the results in a manner that allows a better understanding of operational activities separate from the financial impact of decisions made for the long term benefit of the company and other items impacting comparability between the periods. Similar adjustments to EBITDA including noncontrolling interests have been recorded in earlier periods, and similar types of adjustments can reasonably be expected to be recorded in future periods. The company believes investors find the non-GAAP information helpful in understanding the ongoing performance of operations separate from items that may have a disproportionate positive or negative impact on the company's financial results in any particular period.

(4) Tenneco presents the above reconciliation of the ratio of debt net of cash to LTM adjusted EBITDA including noncontrolling interests to show trends that investors may find useful in understanding the company's ability to service its debt. For purposes of this calculation, LTM adjusted EBITDA including noncontrolling interests is used as an indicator of the company's performance and debt net of cash is presented as an indicator of the company's credit position and progress toward reducing the company's financial leverage. This reconciliation is provided as supplemental information and not intended to replace the company's existing covenant ratios or any other financial measures that investors may find useful in describing the company's financial position. See notes (1), (2) and (3) for a description of the limitations of using debt net of cash, EBITDA including noncontrolling interests and adjusted EBITDA including noncontrolling interests.

(5) Charge related to the bankruptcy of an aftermarket customer in Europe.

(6) Charges related to Pension derisking and postretirement medical true-up.

ATTACHMENT 2
TENNECO INC.
RECONCILIATION OF GAAP (1) REVENUE TO NON-GAAP REVENUE MEASURES (2)
Unaudited
(Millions)
	Q2 2016
	Revenues	Currency	Revenues Excluding Currency	Substrate Sales Excluding Currency	Value-add Revenues Excluding Currency

Original equipment light vehicle revenues	$1,620	$(37)	$1,657	$452	$1,205
Original equipment commercial truck, off-highway and other revenues	253	(6)	259	74	185
Aftermarket revenues	339	(12)	351	-	351
Net sales and operating revenues	$2,212	$(55)	$2,267	$526	$1,741

	Q2 2015
	Revenues	Currency	Revenues Excluding Currency	Substrate Sales Excluding Currency	Value-add Revenues Excluding Currency

Original equipment light vehicle revenues	$1,522	$-	$1,522	$423	$1,099
Original equipment commercial truck, off-highway and other revenues	256	-	256	72	184
Aftermarket revenues	352	-	352	-	352
Net sales and operating revenues	$2,130	$-	$2,130	$495	$1,635

	YTD 2016
	Revenues	Currency	Revenues Excluding Currency	Substrate Sales Excluding Currency	Value-add Revenues Excluding Currency

Original equipment light vehicle revenues	$3,197	$(83)	$3,280	$900	$2,380
Original equipment commercial truck, off-highway and other revenues	505	(13)	518	144	374
Aftermarket revenues	646	(28)	674	-	674
Net sales and operating revenues	$4,348	$(124)	$4,472	$1,044	$3,428

	YTD 2015
	Revenues	Currency	Revenues Excluding Currency	Substrate Sales Excluding Currency	Value-add Revenues Excluding Currency

Original equipment light vehicle revenues	$2,988	$-	$2,988	$815	$2,173
Original equipment commercial truck, off-highway and other revenues	513	-	513	144	369
Aftermarket revenues	652	-	652	-	652
Net sales and operating revenues	$4,153	$-	$4,153	$959	$3,194
(1) Generally Accepted Accounting Principles

(2) Tenneco presents the above reconciliation of revenues in order to reflect value-add revenues separately from the effects of doing business in currencies other than the U.S. dollar. Additionally, substrate sales include precious metals pricing, which may be volatile. Substrate sales occur when, at the direction of its OE customers, Tenneco purchases catalytic converters or components thereof from suppliers, uses them in its manufacturing processes and sells them as part of the completed system. While Tenneco original equipment customers assume the risk of this volatility, it impacts reported revenue. Excluding substrate sales removes this impact. Tenneco uses this information to analyze the trend in revenues before these factors. Tenneco believes investors find this information useful in understanding period to period comparisons in the company's revenues.

ATTACHMENT 2
TENNECO INC.
RECONCILIATION OF GAAP (1) REVENUE AND EARNINGS TO NON-GAAP REVENUE AND EARNINGS MEASURES (2)
Unaudited
(Millions except percents)

	Q2 2016
	Clean Air Division				Ride Performance Division
	North America	Europe, SA & India	Asia Pacific	Total	North America	Europe, SA & India	Asia Pacific	Total	Other	Total
Net sales and operating revenues	$771	$528	$253	$1,552	$323	$276	$61	$660	$-	$2,212

Less: Substrate sales	273	190	56	519	-	-	-	-	-	519

Value-add revenues	$498	$338	$197	$1,033	$323	$276	$61	$660	$-	$1,693

EBIT	$66	$29	$39	$134	$48	$12	$12	$72	$(29)	$177

EBIT as a % of revenue	8.6%	5.5%	15.4%	8.6%	14.9%	4.3%	19.7%	10.9%		8.0%
EBIT as a % of value-add revenue	13.3%	8.6%	19.8%	13.0%	14.9%	4.3%	19.7%	10.9%		10.5%

Adjusted EBIT	$66	$30	$39	$135	$49	$15	$12	$76	$(29)	$182

Adjusted EBIT as a % of revenue	8.6%	5.7%	15.4%	8.7%	15.2%	5.4%	19.7%	11.5%		8.2%
Adjusted EBIT as a % of value-add revenue	13.3%	8.9%	19.8%	13.1%	15.2%	5.4%	19.7%	11.5%		10.8%

	Q2 2015
	Clean Air Division				Ride Performance Division
	North America	Europe, SA & India	Asia Pacific	Total	North America	Europe, SA & India	Asia Pacific	Total	Other	Total
Net sales and operating revenues	$746	$471	$244	$1,461	$360	$252	$57	$669	$-	$2,130

Less: Substrate sales	269	170	56	495	-	-	-	-	-	495

Value-add revenues	$477	$301	$188	$966	$360	$252	$57	$669	$-	$1,635

EBIT	$67	$12	$28	$107	$51	$12	$8	$71	$(23)	$155

EBIT as a % of revenue	9.0%	2.5%	11.5%	7.3%	14.2%	4.8%	14.0%	10.6%		7.3%
EBIT as a % of value-add revenue	14.0%	4.0%	14.9%	11.1%	14.2%	4.8%	14.0%	10.6%		9.5%

Adjusted EBIT	$67	$13	$28	$108	$52	$16	$9	$77	$(23)	$162

Adjusted EBIT as a % of revenue	9.0%	2.8%	11.5%	7.4%	14.4%	6.3%	15.8%	11.5%		7.6%
Adjusted EBIT as a % of value-add revenue	14.0%	4.3%	14.9%	11.2%	14.4%	6.3%	15.8%	11.5%		9.9%
(1) Generally Accepted Accounting Principles

(2) Tenneco presents the above reconciliation of revenues in order to reflect EBIT as a percent of both total revenues and value-add revenues. Substrate sales include precious metals pricing, which may be volatile. Substrate sales occur when, at the direction of its OE customers, Tenneco purchases catalytic converters or components thereof from suppliers, uses them in its manufacturing processes and sells them as part of the completed system. While Tenneco original equipment customers assume the risk of this volatility, it impacts reported revenue. Excluding substrate sales removes this impact. Further, presenting EBIT as a percent of value-add revenue assists investors in evaluating the company's operational performance without the impact of such substrate sales.

ATTACHMENT 2
TENNECO INC.
RECONCILIATION OF GAAP (1) REVENUE AND EARNINGS TO NON-GAAP REVENUE AND EARNINGS MEASURES (2)
Unaudited
(Millions except percents)

	YTD 2016
	Clean Air Division				Ride Performance Division
	North America	Europe, SA & India	Asia Pacific	Total	North America	Europe, SA & India	Asia Pacific	Total	Other	Total
Net sales and operating revenues	$1,536	$1,011	$520	$3,067	$646	$513	$122	$1,281	$-	$4,348

Less: Substrate sales	544	367	118	1,029	-	-	-	-	-	1,029

Value-add revenues	$992	$644	$402	$2,038	$646	$513	$122	$1,281	$-	$3,319

EBIT	$128	$45	$72	$245	$90	$8	$23	$121	$(65)	$301

EBIT as a % of revenue	8.3%	4.5%	13.8%	8.0%	13.9%	1.6%	18.9%	9.4%		6.9%
EBIT as a % of value-add revenue	12.9%	7.0%	17.9%	12.0%	13.9%	1.6%	18.9%	9.4%		9.1%

Adjusted EBIT	$128	$46	$72	$246	$91	$25	$23	$139	$(65)	$320

Adjusted EBIT as a % of revenue	8.3%	4.5%	13.8%	8.0%	14.1%	4.9%	18.9%	10.9%		7.4%
Adjusted EBIT as a % of value-add revenue	12.9%	7.1%	17.9%	12.1%	14.1%	4.9%	18.9%	10.9%		9.6%

	YTD 2015
	Clean Air Division				Ride Performance Division
	North America	Europe, SA & India	Asia Pacific	Total	North America	Europe, SA & India	Asia Pacific	Total	Other	Total
Net sales and operating revenues	$1,430	$928	$508	$2,866	$691	$482	$114	$1,287	$-	$4,153

Less: Substrate sales	509	334	116	959	-	-	-	-	-	959

Value-add revenues	$921	$594	$392	$1,907	$691	$482	$114	$1,287	$-	$3,194

EBIT	$121	$22	$55	$198	$86	$20	$18	$124	$(47)	$275

EBIT as a % of revenue	8.5%	2.4%	10.8%	6.9%	12.4%	4.1%	15.8%	9.6%		6.6%
EBIT as a % of value-add revenue	13.1%	3.7%	14.0%	10.4%	12.4%	4.1%	15.8%	9.6%		8.6%

Adjusted EBIT	$121	$24	$56	$201	$87	$27	$19	$133	$(47)	$287

Adjusted EBIT as a % of revenue	8.5%	2.6%	11.0%	7.0%	12.6%	5.6%	16.7%	10.3%		6.9%
Adjusted EBIT as a % of value-add revenue	13.1%	4.0%	14.3%	10.5%	12.6%	5.6%	16.7%	10.3%		9.0%
(1) Generally Accepted Accounting Principles

(2) Tenneco presents the above reconciliation of revenues in order to reflect EBIT as a percent of both total revenues and value-add revenues. Substrate sales include precious metals pricing, which may be volatile. Substrate sales occur when, at the direction of its OE customers, Tenneco purchases catalytic converters or components thereof from suppliers, uses them in its manufacturing processes and sells them as part of the completed system. While Tenneco original equipment customers assume the risk of this volatility, it impacts reported revenue. Excluding substrate sales removes this impact. Further, presenting EBIT as a percent of value-add revenue assists investors in evaluating the company's operational performance without the impact of such substrate sales.

ATTACHMENT 2
TENNECO INC.
RECONCILIATION OF GAAP (1) REVENUE TO NON-GAAP REVENUE MEASURES (2) - Original equipment commercial truck, off-highway and other revenues
Unaudited
(Millions)

	2016
	Q1			Q2			YTD
	Revenues	Substrate Sales	Value-add Revenues	Revenues	Substrate Sales	Value-add Revenues	Revenues	Substrate Sales	Value-add Revenues
Clean Air Division
North America	$92	$26	$66	$86	$28	$58	$178	$54	$124
Europe, South America & India	73	29	44	79	30	49	152	59	93
Asia Pacific	35	14	21	36	14	22	71	28	43
Total Clean Air Division	200	69	131	201	72	129	401	141	260

Total Ride Performance Division	52	-	52	52	-	52	104	-	104

Total Tenneco Inc.	$252	$69	$183	$253	$72	$181	$505	$141	$364

	2015
	Q1			Q2			YTD
	Revenues	Substrate Sales	Value-add Revenues	Revenues	Substrate Sales	Value-add Revenues	Revenues	Substrate Sales	Value-add Revenues
Clean Air Division
North America	$86	$31	$55	$87	$31	$56	$173	$62	$111
Europe, South America & India	73	29	44	75	31	44	148	60	88
Asia Pacific	31	12	19	26	10	16	57	22	35
Total Clean Air Division	190	72	118	188	72	116	378	144	234

Total Ride Performance Division	67	-	67	68	-	68	135	-	135

Total Tenneco Inc.	$257	$72	$185	$256	$72	$184	$513	$144	$369
(1) Generally Accepted Accounting Principles

(2) Tenneco presents the above reconciliation of revenues in order to reflect value-add revenues separately from substrate sales which include precious metals pricing, which may be volatile. Substrate sales occur when, at the direction of its OE customers, Tenneco purchases catalytic converters or components thereof from suppliers, uses them in its manufacturing processes and sells them as part of the completed system. While Tenneco original equipment customers assume the risk of this volatility, it impacts reported revenue. Excluding substrate sales removes this impact. Tenneco uses this information to analyze the trend in revenues before these factors. Tenneco believes investors find this information useful in understanding period to period comparisons in the company's revenues.

CONTACT:
Tenneco
Investor inquiries:
Linae Golla
847-482-5162
lgolla@tenneco.com
or
Media inquiries:
Bill Dawson
847-482-5807
bdawson@tenneco.com